UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2007
CALLIDUS SOFTWARE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50463 (Commission File Number)	77-0438629 (IRS Employer Identification No.)

160 W. Santa Clara Street, Suite 1500 San Jose, CA (Address of Principal Executive Offices)		95113 (Zip Code)

(408) 808-6400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Robert W. Warfield, Senior Vice President, Engineering and Chief Technology Officer of Callidus Software Inc., has decided to leave Callidus Software Inc. after a transition period. As of February 26, 2007, Mr. Warfield has been replaced as Senior Vice President, Engineering by Michael Graves. The details of Mr. Warfield’s separation have not yet been finalized.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.
     None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.
Date:	February 28, 2007	By:	/s/ V. Holly Albert

		Name:	V. Holly Albert
		Title:	Senior Vice President, General Counsel and Secretary